SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Net change in non-cash working capital items:
Inventory	$ (2,841)	$ (1,100)
Prepaid expenses and other assets	(257)	(417)
Taxes recoverable	(508)	1,532
Taxes payable	288	169
Accounts payable and accrued liabilities	2,079	(1,943)
Amounts receivable	(3,135)	122
Amounts due to related parties	(148)	(120)
Net change in non-cash working capital	$ (4,522)	$ (1,757)